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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 13, 2006

                             DYCOM INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


       Florida                           0-5423              59-1277135
(State or other jurisdiction)   (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

                        11770 U.S. Highway One, Suite 101
                        Palm Beach Gardens, Florida 33408
               (Address of principal executive offices) (Zip Code)

                                 (561) 627-7171
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         1. Change in Director Compensation and amendment of 2002 Directors Restricted Stock Plan.

         On December 13, 2006, the Board of Directors (the "Board") of Dycom Industries, Inc. ("Dycom") approved, upon recommendation of the Compensation Committee, the following modifications to Dycom's director compensation policy and an amendment to the Dycom Industries, Inc. 2002 Directors Restricted Stock Plan (the "Directors Plan").

(i) The annual cash retainer received by each director will be increased from $18,000 to $30,000 retroactive to November 21, 2006. The additional annual cash retainers paid to Board members who serve as committee chairs will also be increased as follows:

      o    Audit Committee Chairperson: From $5,000 to $10,000

      o    Compensation Committee Chairperson: From $2,500 to $7,500

      o    Corporate Governance Committee Chairperson: From $2,500 to $5,000

(ii) For the period from December 13, 2006 to the day immediately prior to the fiscal 2007 Annual General Meeting of shareholders, each director will receive a supplemental annual cash retainer of $50,000 (the "Supplemental Retainer") payable in the form of restricted stock units ("RSUs"), settled in shares of Dycom common stock, that vest in three equal annual installments commencing on December 13, 2007. Vesting of RSUs will be accelerated in the event that the recipient is not nominated or reelected to the Board or resigns from the Board with its consent.

(iii) In connection with the Supplemental Retainer, the Board adopted an amendment to the Directors Plan providing for the issuance of RSUs and allowing recipients to defer the settlement of their RSUs until the earlier of (a) their termination of service on the Board for any reason, or (b) a date specified by the director.

         A copy of the amended and restated Directors Plan is attached hereto as
Exhibit 99.1.

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     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   December 19, 2006


                                                DYCOM INDUSTRIES, INC.
                                                (Registrant)



                                           By:  /s/ Richard L. Dunn
                                                --------------------------------
                                                Name:  Richard L. Dunn
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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                               Index to Exhibits
                               -----------------

Exhibit No.                    Description
-----------                    -----------

99.1 Dycom Industries, Inc. 2002 Directors Restricted Stock Plan (as amended and restated effective as of December 13, 2006).

99.2                           Form of Director Restricted Stock Unit Agreement.